Acquisitions & Divestitures - 2019 Consideration (Details) - Red Hat, Inc. $ in Millions	Jul. 09, 2019 USD ($)
Acquisitions
Cash paid for outstanding Red Hat common stock	$ 33,769
Cash paid for Red Hat equity awards	24
Cash paid to settle warrants	1,008
Cash consideration	34,801
Fair value of stock-based compensation awards attributable to pre-combination services	174
Stock issued to holders of vested performance share units	45
Settlement of pre-existing relationships	60
Total consideration	$ 35,080